MERRILL LYNCH TECHNOLOGY FUND, INC.

                    SUPPLEMENT DATED AUGUST 5, 1998 TO THE
                        PROSPECTUS DATED JUNE 30, 1998


     The fifth paragraph under "Management of the Company-Advisory and Management Arrangements" which provides information about the portfolio manager of the Company, is revised by deleting the information relating to James K. Renck and adding the following:

     Paul Gerard Meeks is Portfolio Manager of the Company. Mr. Meeks has been associated with the Investment Adviser since May 1998 and is responsible for the day-to-day management of the Company's investment portfolio. Prior to joining the Investment Adviser, Mr. Meeks held various positions with Jurika & Voyles, L.P. including technology analyst from 1994 to 1998, director of research from 1995 to 1998, principal from 1996 to 1998 and portfolio manager of the Jurika & Voyles Mini-Cap Fund from 1997 to 1998. From 1992 to 1994, Mr. Meeks held various positions with Strong/Corneliuson Capital Management, Inc., including equity analyst and researcher.


Code #16089-0698ALL